Symons Value Institutional Fund

(formerly known as Symons Alpha Value Institutional Fund)

Symons Capital Appreciation Institutional Fund

(formerly known as Symons Alpha Growth Institutional Fund)

Supplement to the Prospectus and Statement of Additional Information,
each dated June 20, 2008

     Notice of Name Change. Effective March 30, 2009, the Symons Alpha Value Institutional Fund has changed its name to Symons Value Institutional Fund (the “Value Fund”); and the Symons Alpha Growth Institutional Fund has changed its name to Symons Capital Appreciation Institutional Fund (the “Appreciation Fund” and together with the Value Fund, the “Funds”).

     Each Fund will continue to follow its current investment objective, strategies and other policies, as described under the section “Principal Strategies” for each Fund and in other parts of the Prospectus and the Statement of Additional Information.

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     This Supplement, and the Prospectus dated June 20, 2008, provide information that you should know before investing in the Funds and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Funds dated June 20, 2008, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at (877) 679-6667.

This Supplement is dated March 16, 2009